Exhibit 99.1
For Immediate Release
Corel Corporation Reports Third Quarter 2008 Financial Results
Revenue Up 10% Year over Year
OTTAWA, October 3, 2008 — Corel Corporation (NASDAQ:CREL) (TSX:CRE) today reported financial results for its third quarter ended August 31, 2008. Revenues in the third quarter of fiscal 2008 were $66.2 million, compared to $60.4 million in the third quarter fiscal 2007. GAAP net income in the third quarter of fiscal 2008 was $1.6 million, or $0.06 per basic and diluted share, compared to a GAAP net loss of $6.8 million, or $(0.27) per basic and diluted share, in the third quarter of fiscal 2007.
Non-GAAP adjusted net income for the third quarter fiscal 2008 was $10.2 million, or $0.39 per diluted share, compared to non-GAAP adjusted net income for the third quarter of fiscal 2007 of $8.1 million, or $0.31 per diluted share. Non-GAAP adjusted EBITDA in the third quarter of 2008 was $15.8 million, compared to $13.5 million in the third quarter of 2007.
“Corel delivered a strong third quarter, posting revenue growth across all our key business units and geographies,” said Kris Hagerman, Interim Chief Executive Officer, Corel Corporation. “Corel’s solid performance in a challenging economic environment is a testament to the commitment of our global team and to the quality and value our products deliver to millions of customers worldwide.”
Revenues for the nine months ended August 31, 2008 were $198.8 million, compared to revenues of $178.0 million for the nine months ended August 31, 2007. GAAP net income for the nine months ended August 31, 2008 was $2.5 million, or $0.10 per basic and diluted share, compared to a GAAP net loss of $16.3 million, or $(0.66) per basic and diluted share, for the nine months ended August 31, 2007.
Non-GAAP adjusted net income for the nine months ended August 31, 2008 was $26.4 million, or $1.01 per diluted share, compared to non-GAAP adjusted net income for the nine months ended August 31, 2007 of $20.7 million, or $0.80 per diluted share. Non-GAAP adjusted EBITDA for the nine months ended August 31, 2008 was $44.0 million, compared to $37.4 million for the nine months ended August 31, 2007.
Fourth Quarter Fiscal 2008 Guidance
Corel provided guidance for the fourth quarter ending November 30, 2008. The Company currently expects:

— Revenue in the range of $71 million to $75 million.
— GAAP net income in the range of $4.0 million to $6.0 million and non-GAAP adjusted net income in the range of $14.0 million to $16.0 million.
— GAAP earnings per share in the range of $0.15 to $0.22 and non-GAAP earnings per share in the range of $0.52 to $0.60.
Fiscal 2008 Guidance
Resulting guidance for the year ending November 30, 2008 is as follows:
— Revenue in the range of $270 million to $274 million.
— GAAP net income of $6.5 million to $8.5 million and non-GAAP adjusted net income of $40.5 million to $42.5 million.
— GAAP earnings per share of $0.25 to $0.32 and non-GAAP earnings per share of $1.54 to $1.62.
Corel will host a conference call to discuss its financial results at 8:00 a.m. Eastern Time today. To access the conference call, please dial (877) 857-6173 or (719) 325-4751 approximately 5 minutes prior to the 8:00 AM ET start time. A live webcast will also be available through Corel’s Investor Relations website at http://investor.corel.com/events.cfm.
Following the call, an audio replay will be available between 11:00 AM ET October 3, 2008 and 12:00 AM ET October 17, 2008 from Corel’s Investor Relations website or by calling (888) 203-1112 or (719) 457-0820, Passcode: 7387664.
Forward-Looking Statements:
This news release includes forward-looking statements that are based on certain assumptions and reflect our current expectations. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements to differ materially from any future results, performance, or achievements discussed or implied by such forward-looking statements. Such risks include competitive threats from well established software companies that have significantly greater market share and resources than us and from online services companies that are increasingly seeking to provide software products at little or no incremental cost to their customers to expand their Internet presence and build consumer loyalty. We rely on a small number of key strategic relationships for a significant percentage of our revenue and these relationships can be modified or terminated at any time. In addition, our core products have been marketed for many years and the packaged software market in North America and Europe is relatively mature and characterized by modest growth. Accordingly, we must successfully complete acquisitions, penetrate new markets or increase penetration of our installed base to achieve revenue growth. In addition, we face potential claims from third parties who may hold patent and other intellectual property rights which purport to cover various aspects of our products and from certain of our customers who may be entitled to indemnification from us in respect of potential claims they may receive from third parties related to their use or distribution of our products.
These and other risks, uncertainties and other important factors are described in Corel’s Annual Report dated February 8, 2008, filed with the Securities and Exchange Commission (SEC) and the Canadian Securities Administrators (CSA) under the caption “Risk Factors” and elsewhere. A copy of the Corel Annual Report and such other filings can be obtained on Corel’s website, on the SEC’s website at http://www.sec.gov/ or on the CSA’s website at http://www.sedar.com. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.
Financial Presentation and Use of Non-GAAP Measures:
Our financial statements are prepared in accordance with U.S. generally accepted accounting principles, or GAAP, which differ in certain material respects from Canadian generally accepted accounting principles. In addition, our financial statements and information in this release are presented in U.S. Dollars, unless otherwise indicated. This news release includes certain non-GAAP financial measures, such as adjusted net income and adjusted EBITDA. We use these non-GAAP financial measures to confirm our compliance with covenants contained in our debt facilities, as supplemental indicators of our operating performance and to assist in evaluation of our liquidity. These measures do not have any standardized meanings prescribed by GAAP and therefore are not comparable to the calculation of similar measures used by other companies, and should not be viewed as alternatives to measures of financial performance or changes in cash flows calculated in accordance with GAAP. Reconciliations of these non-GAAP financial measures to the closest GAAP measures are set out in the notes to the financial statements attached to this news release.
About Corel
Corel is one of the world’s top software companies with more than 100 million active users in over 75 countries. We develop software that helps people express their ideas and share their stories in more exciting, creative and persuasive ways. Through the years we’ve built a reputation for delivering innovative, trusted products that are easy to learn and use, helping people achieve new levels of productivity. The industry has responded with hundreds of awards for software innovation, design and value.
Our award-winning product portfolio includes some of the world’s most widely recognized and popular software brands, including CorelDRAW® Graphics Suite, Corel® Painter™, Corel DESIGNER® Technical Suite, Corel® Paint Shop Pro® Photo, VideoStudio®, WinDVD®,

Corel® WordPerfect® Office and WinZip®. Our global headquarters are in Ottawa, Canada, with major offices in the United States, United Kingdom, Germany, China, Taiwan and Japan.
© Corel Corporation. All rights reserved. Corel, CorelDRAW, Paint Shop Pro, Painter, Corel DESIGNER, VideoStudio, WordPerfect, WinDVD, WinZip, iGrafx and the Corel logo are trademarks or registered trademarks of Corel Corporation and/or its subsidiaries. All other product, font and company names and logos are trademarks or registered trademarks of their respective companies.
CRELF
Corel Corporation
Catherine Hughes, 613-728-0826 x1659 (Press)
catherine.hughes@corel.com
or
The Blueshirt Group
Todd Friedman, 415-217-7722 (Investor Relations)
todd@blueshirtgroup.com
Stacie Bosinoff, 415-217-7722 (Investor Relations)
stacie@blueshirtgroup.com

Corel Corporation
Quarterly Financial results
For the quarter ended August 31, 2008
(in thousands, except per share data; unaudited)

	Three Months ended		Nine Months ended
	August 31,	August 31,	August 31,	August 31,
Consolidated Condensed Statement of Operations	2008	2007	2008	2007

Revenues — Product	$59,725	$55,018	$179,336	$161,875
Revenues — Maintenance and services	6,503	5,352	19,480	16,161

Total revenues	66,228	60,370	198,816	178,036

Cost of revenues — Product	15,218	12,167	44,453	34,690
Cost of revenues — Maintenance and services	113	244	412	663
Amortization of intangible assets	6,418	6,925	19,250	19,055

Total cost of revenues	21,749	19,336	64,115	54,408

Gross margin	44,479	41,034	134,701	123,628

Operating expenses
Sales and marketing	17,941	17,590	58,373	52,580
Research and development	10,610	11,939	34,417	34,605
General and administration	8,378	7,763	25,829	25,000
Acquired in-process research and development	—	—	—	7,831
InterVideo integration expense	—	2,220	—	3,865
Restructuring	293	—	918	—

Total operating expenses	37,222	39,512	119,537	123,881

Income (loss) from operations	7,257	1,522	15,164	(253)

Other expenses (income)
Interest Income	(123)	(112)	(342)	(934)
Interest expense	3,663	4,307	11,103	12,768
Amortization of deferred financing fees	270	270	810	804
Expenses associated with Special Committee review	992	—	1,697	—
Other non-operating expense (income)	1,034	(497)	(328)	(650)

Income (loss) before income taxes	1,421	(2,446)	2,224	(12,241)
Income tax (recovery) provision	(177)	4,314	(274)	4,082

Net income (loss)	$1,598	$(6,760)	$2,498	$(16,323)

Net loss per share:
Basic	$0.06	$(0.27)	$0.10	$(0.66)
Fully diluted	$0.06	$(0.27)	$0.10	$(0.66)
Weighted average number of shares:
Basic	25,704	25,041	25,570	24,828
Fully diluted	26,248	25,041	26,192	24,828

Consolidated Condensed Balance Sheet

	August 31,	November 30,
	2008	2007

Assets
Current assets:
Cash and cash equivalents	$37,137	$24,615
Restricted cash	159	217
Accounts receivable
Trade, net	28,485	41,092
Other	3,236	118
Inventory	1,260	729
Income taxes recoverable	1,760	1,470
Prepaids and other current assets	3,279	3,276

Total current assets	75,316	71,517

Capital assets	9,920	8,971
Intangible assets	72,925	92,010
Goodwill	88,643	88,643
Deferred financing and other long-term assets	5,419	5,696

Total assets	$252,223	$266,837

Liabilities and shareholders’ deficit
Current liabilities:
Accounts payable and accrued liabilities	$54,569	$67,290
Income taxes payable	1,464	723
Deferred revenue	12,588	15,707
Current portion of long-term debt	16,595	2,249
Current portion of obligations under capital leases	708	767

Total current liabilities	85,924	86,736

Deferred revenue	2,236	2,365
Deferred income tax liability	17,054	20,754
Obligations under capital leases	1,302	2,114
Income taxes payable	13,139	11,693
Accrued pension benefit obligation	1,075	1,116
Long-term debt	140,163	156,359

Total liabilities	260,893	281,137

Shareholders’ deficit
Share capital	44,042	40,652
Additional paid-in capital	7,970	5,926
Accumulated other comprehensive loss	(2,071)	(721)
Deficit	(58,611)	(60,157)

Total shareholders’ deficit	(8,670)	(14,300)

Total liabilities and shareholders’ deficit	$252,223	$266,837

Consolidated Condensed Statement of Cash Flows

	Three Months ended		Nine Months ended
	August 31,	August 31,	August 31,	August 31,
	2008	2007	2008	2007

Cash flows from operating activities
Net income (loss)	$1,598	$(6,760)	$2,498	$(16,323)
Depreciation and amortization	1,022	544	3,417	2,215
Amortization of deferred financing fees	270	270	810	804
Amortization of intangible assets	6,418	6,925	19,250	19,055
Stock-based compensation	1,839	1,770	4,954	4,068
Provision for bad debts	146	115	379	180
Deferred income taxes	(1,233)	3,667	(3,700)	1,352
Acquired in-process research and development	—	—	—	7,831
Unrealized (gain) loss on forward exchange contracts	—	(26)	—	9
Loss on disposal of fixed assets	19	48	67	102
Gain on sale of investment	—	—	(822)	—
Loss (gain) on interest rate swap recorded at fair value	(193)	337	50	(245)
Change in operating assets and liabilities	(3,667)	(6,387)	(7,367)	(3,321)

Cash flows provided by operating activities	6,219	503	19,536	15,727

Cash flows from financing activities
Restricted cash	2	500	58	500
Proceeds from operating line of credit	—	—	—	48,000
Repayments on operating line of credit	—	(6,000)	—	(41,000)
Proceeds from long-term debt	—	—	—	70,000
Repayments of long-term debt	(755)	(399)	(1,850)	(1,479)
Repayments of capital lease obligations	(318)	(128)	(657)	(128)
Financing fees incurred	—	(4)	—	(1,681)
Proceeds from exercise of stock options	231	1,298	485	3,987
Other financing activities	—	(272)	—	(221)

Cash flows provided by (used in) financing activities	(840)	(5,005)	(1,964)	77,978

Cash flows from investing activities
Purchase of InterVideo Inc, net of cash acquired	—	(203)	—	(121,357)
Purchase of long lived assets	(1,657)	(1,441)	(4,956)	(2,159)

Cash flows used in investing activities	(1,657)	(1,644)	(4,956)	(123,516)

Effect of exchange rate changes on cash and cash equivalents	—	(7)	(94)	38

Increase (decrease) in cash and cash equivalents	3,722	(6,153)	12,522	(29,773)
Cash and cash equivalents, beginning of period	33,415	27,410	24,615	51,030

Cash and cash equivalents, end of period	$37,137	$21,257	$37,137	$21,257

Non-GAAP Results
(In thousands, except per share data)

	Three Months ended		Nine Months ended
	August 31,	August 31,	August 31,	August 31,
	2008	2007	2008	2007

Non-GAAP Adjusted Net Income Calculation:
Net income (loss)	$1,598	$(6,760)	$2,498	$(16,323)
Amortization of intangible assets	6,418	6,925	19,250	19,055
Tax benefit on amortization of intangible assets	(1,233)	(1,340)	(3,700)	(3,655)
Tax expense on write-off of deferred tax asset	—	5,007	—	5,007
Stock-based compensation	1,839	1,770	4,954	4,068
Restructuring	293	—	918	—
InterVideo integration expense	—	2,220	—	3,865
Expenses associated with Special Committee review	992	—	1,697	—
Acquired in-process research and development	—	—	—	7,831
Amortization of deferred financing fees	270	270	810	804

Non-GAAP Adjusted Net Income	$10,177	$8,092	$26,427	$20,652

Percentage of revenue	15.4%	13.4%	13.3%	11.6%

Pro-forma diluted non-GAAP adjusted net income per share	$0.39	$0.31	$1.01	$0.80

Shares used in computing proforma diluted non-GAAP adjusted net income per share	26,248	25,888	26,192	25,716

Non-GAAP Adjusted EBITDA Calculation:
Cash flows provided by operating activities	$6,219	$503	$19,536	$15,727
Change in operating assets and liabilities	3,667	6,387	7,367	3,321
Interest expense, net	3,540	4,195	10,761	11,834
Income tax (recovery)	(177)	4,314	(274)	4,082
Deferred income taxes	1,233	(3,667)	3,700	(1,352)
Provision for bad debts	(146)	(115)	(379)	(180)
Unrealized loss on forward exchange contracts	—	26	—	(9)
Gain on sale of investment	—	—	822	—
Gain (loss) on interest rate swap	193	(337)	(50)	245
Loss on disposal of fixed assets	(19)	(48)	(67)	(102)
Expenses associated with Special Committee review	992	—	1,697	—
InterVideo integration expense	—	2,220	—	3,865
Restructuring	293	—	918	—

Non-GAAP Adjusted EBITDA	$15,795	$13,478	$44,031	$37,431

Percentage of revenue	23.8%	22.3%	22.1%	21.0%

Other Supplemental Information
(In thousands)

	Three Months ended		Nine Months ended
	August 31,	August 31,	August 31,	August 31,
	2008	2007	2008	2007

Revenue by Product Segment
Graphics and Productivity	$37,913	$33,683	$113,357	$102,264
Digital Media	28,315	26,687	85,459	75,772

Total	$66,228	$60,370	$198,816	$178,036

As percentage of revenues
Graphics and Productivity	57.2%	55.8%	57.0%	57.4%
Digital Media	42.8%	44.2%	43.0%	42.6%

Total	100.0%	100.0%	100.0%	100.0%

Revenue by Geography
Americas	$33,000	$31,426	$96,690	$91,634
EMEA	18,151	14,566	58,728	49,332
APAC	15,077	14,378	43,398	37,070

Total	$66,228	$60,370	$198,816	$178,036

As percentage of revenues
Americas	49.8%	52.1%	48.6%	51.5%
EMEA	27.4%	24.1%	29.5%	27.7%
APAC	22.8%	23.8%	21.8%	20.8%

Total	100.0%	100.0%	100.0%	100.0%

Allocation of Stock-Based Compensation Expense
Cost of revenues — Product	$4	$15	$19	$33
Cost of revenues — Maintenance and service	2	3	6	7
Sales and marketing	459	468	1,358	1,049
Research and development	232	369	767	857
General and administration	1,142	915	2,804	2,122

Total	$1,839	$1,770	$4,954	$4,068